1 1 Fiscal 2022 Third Quarter Results Ro ge r Pe r re a u l t President and CEO, UGI Corporation Te d J . J a s t r ze bs k i Chief Financial Officer, UGI Corporation Ro be r t F. B e a rd Executive Vice President, Natural Gas, Global Engineering & Construction, and Procurement 1

2 2 About This Presentation This presentation contains forward-looking statements, including estimates and projections, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” “intend,” “target,” “project,” “forecast,” or other similar words. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. We undertake no obligation to update publicly any forward-looking statement whether as a result of new information or future events except as required by the federal securities laws. Among them are adverse weather conditions (including increasingly uncertain weather patterns due to climate change) resulting in reduced demand, and the seasonal nature of our business; cost volatility and availability of all energy products, including propane and other LPG, natural gas, and electricity as well as the availability of LPG cylinders, and the capacity to transport product to our customers; changes in domestic and foreign laws and regulations, including safety, tax, consumer protection, data privacy, accounting, and environmental matters, such as regulatory responses to climate change; the inability to timely recover costs through utility rate proceedings; increased customer conservation measures due to high energy prices and improvements in energy efficiency and technology resulting in reduced demand; adverse labor relations and our ability to address existing or potential workforce shortages; the impact of pending and future legal or regulatory proceedings, inquiries or investigations; competitive pressures from the same and alternative energy sources; failure to acquire new customers or retain current customers, thereby reducing or limiting any increase in revenues; liability for environmental claims; customer, counterparty, supplier, or vendor defaults; liability for uninsured claims and for claims in excess of insurance coverage, including those for personal injury and property damage arising from explosions, terrorism, natural disasters, pandemics and other catastrophic events that may result from operating hazards and risks incidental to generating and distributing electricity and transporting, storing and distributing natural gas in all forms; transmission or distribution system service interruptions; political, regulatory and economic conditions in the United States, Europe and other foreign countries, including uncertainties related to the military conflict between Russia and Ukraine, and foreign currency exchange rate fluctuations (particularly the euro); capital market conditions, including reduced access to capital markets and interest rate fluctuations; changes in commodity market prices resulting in significantly higher cash collateral requirements; reduced distributions from subsidiaries impacting the ability to pay dividends; changes in Marcellus and Utica Shale gas production; the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business; our ability to successfully integrate acquired businesses and achieve anticipated synergies; the interruption, disruption, failure, malfunction, or breach of our information technology systems, and those of our third-party vendors or service providers, including due to cyberattack; the inability to complete pending or future energy infrastructure projects; our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives, including the impact of customer service disruptions resulting in potential customer loss due to the transformation activities; uncertainties related to a global pandemic, including the duration and/or impact of the COVID-19 pandemic; the impact of proposed or future tax legislation, including the potential reversal of existing tax legislation that is beneficial to us; and our ability to overcome supply chain issues that may result in delays or shortages in, as well as increased costs of, equipment, materials or other resources that are critical to our business operations. This presentation also contains non-GAAP measures GAAP financial measures, and we refer to the reconciliations to the comparable GAAP financial measures and related information.

3 3 Third Quarter Summary Roger Perreault President and CEO, UGI Corporation

Third Quarter Financial Overview

UGI CORPORATION

Adjusted Diluted EPS[1]



$0.13
$0.06
Q3 FY21
Q3 FY22

- Q3 FY22 GAAP diluted EPS of $(0.03) vs. $0.71 in Q3 FY21
  - Adjusted diluted EPS[1] of $0.06 in Q3 FY22 vs. $0.13 in Q3 FY21
- Solid performance from our reportable segments
  - Increased margins from capacity management and commodity marketing at Midstream and Marketing business
  - Higher rates from the Distribution System Improvement Charge (DSIC)
  - Benefits from expense control actions
- Expects to be at the bottom end, or slightly below, the FY22 adjusted diluted EPS guidance range of $2.90 to $3.00[3] per share

Reportable Segments Earnings before Interest and Taxes ($ in Million)[2]



$98
$100
Q3 FY21
Q3 FY22

1. Adjusted EPS is a non-GAAP measure. See Slide 7 for Q3 FY22 reconciliation. 2. Excludes EBIT related to Corporate & Other. 3. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark to market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile fiscal year 2022 adjusted diluted earnings per share, a non GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules.

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Recent Accomplishments

UGI CORPORATION

Reliable Earnings Growth

- **11,000+ customers added** in YTD[1] FY22 at the Utilities
- On July 28th, received the recommend decision from the Administrative Law Judge (ALJ) assigned to our current PA gas rate case. **Expect final approval from the PA PUC[2] by fall**
  - Increase in gas base rates of **$38 million effective on October 29, 2022**, and another increase of **$11 million in October 2023**
  - Includes a 5-year pilot for a **weather normalization adjustment rider**

Renewables

- Commitment to fully fund 3 projects to produce RNG in South Dakota, a total **investment of ~$70 million**
- Released 4th annual ESG report titled, "**Transparency, Action and Progress**", highlighting our strong progress on all key initiatives

Rebalance

- **Strategic acquisitions enhance asset quality and earnings capability**: Mountaineer, UGI Moraine East (Stonehenge) and UGI Appalachia
- Utilities segment **on track for record capital spend in FY22**

1. YTD represents 9 months ending June 30, 2022. 2. PA PUC stands for Pennsylvania Public Utility Commission.

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6 6 Third Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI Corporation

7 7 Third Quarter Adjusted Diluted Earnings per Share Q3 FY22 Q3 FY21 AmeriGas Propane $(0.17) $(0.10) UGI International 0.07 0.15 Midstream & Marketing 0.11 0.04 Utilities 0.08 0.04 Corporate & Other (a) (0.12) 0.58 (Loss) earnings per share – diluted (b) (0.03) 0.71 Net gains on commodity derivative instruments not associated with current-period transactions (0.06) (1.09) Unrealized gains on foreign currency derivative instruments (0.05) - Business transformation expenses 0.01 0.07 Restructuring costs 0.02 - Impairments associated with certain equity method investments 0.17 0.44 Total adjustments (a) 0.09 (0.58) Adjusted earnings per share – diluted (b) $0.06 $0.13 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) The loss per share for the three months ended June 30, 2022, was determined excluding the effect of 5.67 million dilutive shares as the impact of such shares would have been antidilutive to the net loss for the period. Adjusted earnings per share for the three months ended June 30, 2022, was determined based upon fully diluted shares of 215.89 million.

8 8 Third Quarter and YTD FY22 Results Recap UGI Utilities Midstream & Marketing UGI International AmeriGas YTD2 Adjusted Diluted EPS1 – Segment Split 1. Adjusted Diluted EPS is a non-GAAP measure. See Slide 7 and Appendix for Q3 FY22 and YTD reconciliations, respectively. 2. YTD represents 9 months ending June 30, 2022. 3. Includes $0.01 Corporate & Other. 4. Includes $(0.09) Corporate & Other. Q3 FY22 GAAP diluted EPS of $(0.03) compared to $0.71 in Q3 FY21 YTD FY22 GAAP diluted EPS of $3.84 compared to $4.48 in YTD FY21 Q3 FY22 Adjusted Diluted EPS1 – Comparison with Q3 FY21 $0.97 $0.63 $1.06 $0.75 $0.51 $0.61 $0.75 $1.00 YTD FY21 YTD FY22 $2.904 $3.303

9 9 Financial Results – AmeriGas Propane (Millions of dollars) Q3 FY21 Q3 FY22 Earnings Before Interest Expense & Income Taxes $11 Total Margin (32) Operating and Administrative Expenses 8 Depreciation and Amortization (1) Other Income and Expense, net 4 (Loss) Before Interest Expense & Income Taxes $(10) Total Volume ↓ Retail gallons sold decreased 6% largely due to the continued impact of customer service challenges, staffing shortages for certain key delivery positions and increased price sensitivity in the higher commodity cost environment Total Margin ↓ Primarily due to lower average retail unit margins ($21 million) and lower retail volumes ($13 million) Operating and Admin Expenses ↓ Reflects lower expenses associated with employee benefits and compensation ($18 million), advertising and vehicle leases, partially offset by increases related to the inflationary cost environment, which included higher expenses associated with bad debt reserves ($4 million), vehicle fuel ($3 million), insurance claims and telecommunications Weather versus normal 22.8% colder than prior year Warmer 2.5% Q3 FY21 Q3 FY22 16.5% Primary Drivers Q3 FY22 EBIT - Comparison with Q3 FY21

Financial Results – UGI International

UGI CORPORATION

Q3 FY22 EBIT - Comparison with Q3 FY21

(Millions of dollars)	Q3 FY21		Q3 FY22
Earnings Before Interest Expense & Income Taxes	$41		
Total Margin		(23)	
Operating and Administrative Expenses		1	
Depreciation and Amortization		4	
Realized FX Gains		3	
Earnings Before Interest Expense & Income Taxes			$26

Primary Drivers

Total Volume ↓	Retail volume decreased 7% primarily due to warmer weather, partially offset by the recovery of certain bulk and autogas volumes that were negatively affected by the COVID-19 pandemic
Total Margin ↓	Primarily reflects the translation effects of weaker foreign currencies (~$25 million) and lower volumes, partially offset by higher LPG unit margins which reflect effects of strong margin management efforts
Earnings Before Interest Expense & Income Taxes↓	Lower EBIT largely due to impact of the global inflationary cost environment on the underlying distribution, personnel and maintenance costs. Includes ~$1 million[1] loss related to energy marketing

Weather versus normal


Colder
24.4%
Q3 FY21
Q3 FY22
(9.1%)
Warmer

29.3% warmer than prior year

(1) When compared to the prior year period, YTD energy marketing EBIT decreased by ~$81 million. Given continued volatility in commodity prices and the pervasive inflation that we've seen, we anticipate ~20% of the YTD EBIT loss will be recovered in 4Q FY22.

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11 11 Total Margin ↑ Primarily reflecting higher capacity management margins that were largely attributable to the timing of settlement of storage hedge contracts, increased commodity marketing margins and incremental margin from the UGI Moraine East acquisition. Financial Results – Midstream & Marketing Weather versus normal 5.8% warmer than prior year Warmer (1.5%) Q3 FY21 Q3 FY22 (5.2%) (Millions of dollars) Q3 FY21 Q3 FY22 Earnings Before Interest Expense & Income Taxes $21 Total Margin 24 Operating and Administrative Expenses 2 Depreciation and Amortization (1) Other Income and Expense, net (2) Earnings Before Interest Expense & Income Taxes $44 Primary Drivers Q3 FY22 EBIT - Comparison with Q3 FY21

12 12 Volume ↑ Increase in Gas Utility core market and total volumes largely related to incremental volumes attributable to the acquisition of Mountaineer Total Margin ↑ Largely reflecting incremental margin attributable to Mountaineer ($25 million), increase in DSIC rates, and growth in residential and large delivery service customers Operating and Admin Expenses ↑ Principally related to incremental expenses attributable to Mountaineer Depreciation ↑ Attributable to Mountaineer and effects of continued distribution system capital expenditure activity Financial Results – Utilities (Millions of dollars) Q3 FY22 Q3 FY22 Earnings Before Interest Expense & Income Taxes $25 Total Margin 38 Operating and Administrative Expenses (20) Depreciation (8) Other Income and Expense, net 5 Earnings Before Interest Expense & Income Taxes $40 Weather versus normal 11.0% warmer than prior year Warmer 5.0% Q3 FY21 Q3 FY22 (3.0%)Primary Drivers Q3 FY22 EBIT - Comparison with Q3 FY21

13 13 Liquidity Update • Strong balance sheet position: • $2.1 Billion in available liquidity1 as of June 30, 2022 • On August 3rd, our Board of Directors approved a quarterly dividend of $0.36 per share 1. Defined as cash and cash equivalents, and available borrowing capacity on our revolving credit facilities. $1.6 $1.5 $1.5 $1.6 $2.4 $2.2 $1.5 $1.9 $2.1 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Available Liquidity Liquidity ($ in Billions)

14 14 Conclusion Roger Perreault President and CEO, UGI Corporation

15 15 Conclusion  Strategic review of UGI International’s energy marketing business in progress, with options including a sale and wind-down  Key strategic assets and integrated portfolio provides a competitive advantage and avenue for growth  Strong underlying demand for our energy solutions  Healthy pipeline of growth opportunities  Robust balance sheet provides required flexibility  Strong customer base and dedicated employees Reliable Earnings Growth RebalanceRenewables We continue to remain well-positioned to deliver on our long-term commitments to shareholders of 6-10% annual EPS growth and 4% dividend growth

16 16 Q & A Q

17 17 Appendix

18 18 UGI Supplemental Footnotes • Management uses “adjusted net income attributable to UGI Corporation” and “adjusted diluted earnings per share,” both of which are non-GAAP financial measures, when evaluating UGI’s overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and other significant discrete items that can affect the comparison of period-over-period results. • Management does not designate its commodity and certain foreign currency derivative instruments as hedges under GAAP. Volatility in net income attributable to UGI Corporation can occur as a result of gains and losses on such derivative instruments not associated with current-period transactions. These gains and losses result principally from recording changes in unrealized gains and losses on unsettled commodity and certain foreign currency derivative instruments and, to a much lesser extent, certain realized gains and losses on settled commodity derivative instruments that are not associated with current-period transactions. However, because these derivative instruments economically hedge anticipated future purchases or sales of energy commodities, or in the case of certain foreign currency derivatives reduce volatility in anticipated future earnings associated with our foreign operations, we expect that such gains or losses will be largely offset by gains or losses on anticipated future energy commodity transactions or mitigate volatility in anticipated future earnings. • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. • The table on slide 19 reconciles net (loss) income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and the tables on slide 7, 20, 21 and 22 reconcile diluted (loss) earnings per share, the most directly comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above.

19 19 Third Quarter Adjusted Net Income (Dollars in Millions) Q3 FY22 Q3 FY21 AmeriGas Propane $(37) $(20) UGI International 15 31 Midstream & Marketing 23 8 Utilities 19 9 Corporate & Other (a) (27) 122 Net (loss) income attributable to UGI Corporation (7) 150 Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $5 and $94, respectively) (12) (231) Unrealized gains on foreign currency derivative instruments (net of tax of $4 and $(1), respectively) (10) - Acquisition and integration expenses associated with the Mountaineer Acquisition (net of tax of $0 and $0, respectively) - 1 Business transformation expenses (net of tax of $(1) and $(6), respectively) 1 15 Restructuring costs (net of tax of $(1) and $0, respectively) 4 - Impairment associated with certain equity method investments (net of tax of $(14) and $0, respectively) 36 93 Total adjustments (a) (b) 19 (122) Adjusted net income attributable to UGI Corporation $12 $28 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

20 20 YTD Adjusted Diluted Earnings per Share YTD FY22 YTD FY21 AmeriGas Propane $0.63 $0.97 UGI International 0.75 1.06 Midstream & Marketing 0.61 0.51 UGI Utilities 1.00 0.75 Corporate & Other (a) 0.85 1.19 Earnings per share – diluted 3.84 4.48 Net gains on commodity derivative instruments not associated with current-period transactions (1.18) (1.75) Unrealized (gains) losses on foreign currency derivative instruments (0.06) 0.03 Loss on extinguishment of debt 0.03 - Acquisition and integration expenses associated with the Mountaineer Acquisition - 0.01 Business transformation expenses 0.02 0.20 Impact of change in Italian tax law - (0.11) Restructuring costs 0.08 - Impairments associated with certain equity method investments 0.17 0.44 Total adjustments (a) (0.94) (1.18) Adjusted earnings per share – diluted (b) $2.90 $3.30 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

21 21 Total AmeriGas Propane UGI International Midstream & Marketing Uti l i ties Corp & Other Revenues $2,033 $597 $738 $525 $274 ($101) Cost of sales (1,361) (370) (544) (436) (121) 110 Total margin 672 227 194 89 153 9 Operating and administrative expenses (465) (204) (143) (29) (81) (8) Depreciation and amortization (130) (44) (29) (20) (37) - Other operating income (expense), net 22 11 - (2) 3 10 Operating income (loss) 99 (10) 22 38 38 11 (Loss) income from equity investees (45) - - 6 - (51) Other non-operating income, net 20 - 4 - 2 14 Earnings (loss) before income taxes and interest expense 74 (10) 26 44 40 (26) Interest expense (82) (41) (7) (11) (15) (8) (Loss) income before income taxes (8) (51) 19 33 25 (34) Income tax (benefit) expense 1 14 (4) (10) (6) 7 Net (loss) income including noncontrolling interests (7) (37) 15 23 19 (27) Net (loss) income attr ibutable to UGI Corporation $(7) $(37) $15 $23 $19 $(27) Q3 FY22 Segment Reconciliation (GAAP) ($ in Million) 1. For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in “Operating and administrative expenses” above. Such costs reduce margin for Management’s Results of Operations reported in our periodic filings. 1 1

22 22 Investor Relations: Tameka Morris 610-456-6297 morrista@ugicorp.com Arnab Mukherjee 610-768-7498 mukherjeea@ugicorp.com